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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 17, 2004

Apartment Investment and Management Company
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-13232 (Commission File Number)	84-1259577 (I.R.S. Employer Identification No.)
4582 South Ulster Street Parkway, Suite 1100, Denver, CO (Address of principal executive offices)		80237 (Zip Code)

Registrant's telephone number, including area code (303) 757-8101

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. OTHER EVENTS

        On March 17, 2004, Apartment Investment and Management Company (the "Company") entered into an agreement to sell 7,000,000 shares of its Class U Cumulative Preferred Stock, $.01 par value per share (the "Class U Preferred Stock"), in an underwritten public offering. The Company also gave the underwriters an option to purchase up to 1,000,000 additional shares of the Class U Preferred Stock to cover over-allotments. The sale will be made pursuant to an Underwriting Agreement, dated March 17, 2004, by and among the Company, AIMCO Properties, L.P., and Morgan Stanley & Co. Incorporated, as Manager for the underwriters named therein, a copy of which is included as an exhibit to this report.

        The Class U Preferred Stock entitles the holders thereof to cumulative cash dividends payable quarterly in an amount per share equal to $0.484375 per quarter, or $1.9375 per year, equivalent to 7.75% of the $25 liquidation preference. On and after March 24, 2009, the Company may redeem the Class U Preferred Stock for cash.

        On March 18, 2004 the Company filed with the Securities and Exchange Commission (the "Commission") a Prospectus Supplement, dated March 17, 2004, relating to the offering of up to 7,000,000 shares of Class U Preferred Stock. The Prospectus Supplement relates to a registration statement (File No. 333-71452) on Form S-3 filed by the Company and AIMCO Properties, L.P. with the Commission for the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of $821,806,085 of securities of the Company and $500,000,000 of securities of AIMCO Properties, L.P. The registration statement was originally filed on October 12, 2001, and was amended by Amendment No. 1 thereto, filed on November 6, 2001.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (c)
  Exhibits

        The following exhibits are filed with this report:

Exhibit Number	Description
1.1	Underwriting Agreement, dated March 17, 2004, by and among Apartment Investment and Management Company, AIMCO Properties L.P. and Morgan Stanley & Co. Incorporated, as Manager for the underwriters named therein.
4.1
Articles Supplementary relating to the Class U Cumulative Preferred Stock (Exhibit 3.3 to Apartment Investment and Management Company's registration statement on Form 8-A, filed on March 19, 2004, is incorporated by reference).
5.1	Opinion of Piper Rudnick LLP regarding the validity of the Class U Cumulative Preferred Stock.
12.1	Statements re: Computation of Ratios
23.1	Consent of Piper Rudnick LLP (included in Exhibit 5.1)

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
Date: March 19, 2004	By:	/s/ PAUL J. MCAULIFFE Paul J. McAuliffe Executive Vice President and Chief Financial Officer

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit Number	Description
1.1	Underwriting Agreement, dated March 17, 2004, by and among Apartment Investment and Management Company, AIMCO Properties L.P. and Morgan Stanley & Co. Incorporated, as Manager for the underwriters named therein.
4.1
Articles Supplementary relating to the Class U Cumulative Preferred Stock (Exhibit 3.3 to Apartment Investment and Management Company's registration statement on Form 8-A, filed on March 19, 2004, is incorporated by reference).
5.1	Opinion of Piper Rudnick LLP regarding the validity of the Class U Cumulative Preferred Stock.
12.1	Statements re: Computation of Ratios
23.1	Consent of Piper Rudnick LLP (included in Exhibit 5.1)

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  Item 5. OTHER EVENTS
  Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURE
EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K